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                                                                    Exhibit 10.8

                          AMENDMENT TO THE MAY 6, 2003
                       NONQUALIFIED STOCK OPTION AGREEMENT
               BETWEEN KMART HOLDING CORPORATION AND JULIAN C. DAY

         This AMENDMENT TO THE MAY 6, 2003 NONQUALIFIED STOCK OPTION AGREEMENT BETWEEN KMART HOLDING CORPORATION AND JULIAN C. DAY is entered into as of September 10, 2003, between Kmart Holding Corporation, a Delaware corporation ("Holding"), and Julian C. Day (the "Executive"), an employee of Kmart Management Corporation, a Michigan corporation ("Management");

         WHEREAS, Kmart Corporation ("Kmart") and the Executive entered into an employment agreement dated January 17, 2003 (the "Employment Agreement"), pursuant to which, among other things, Kmart agreed to grant to the Executive a nonqualified option to purchase a number of shares of its common stock representing one and one-half percent (1.5%) of the fully diluted equity of Kmart as of the Restructuring Date (as that term is defined in the Employment Agreement);

         WHEREAS, the Employment Agreement provided that the option would be granted under, and subject to the terms and conditions of, an equity incentive plan to be adopted by Kmart in connection with its emergence from bankruptcy (the "Initial Option");

         WHEREAS, pursuant to an Assignment, Assumption and Amendment Agreement dated May 6, 2003, by and among Holding, Management, Kmart and the Executive, it was acknowledged and agreed that the Initial Option would relate to shares of common stock of Holding;

         WHEREAS, as of May 6, 2003, Holding had not adopted an equity incentive plan under which the Initial Option may be granted, but Holding nevertheless desired to grant such Option to the Executive;

         WHEREAS, on May 6, 2003, Holding and Executive anticipated that the number of shares of its common stock representing one and one-half percent (1.5%) of the fully diluted equity of Holding would be 1,709,498;

         WHEREAS, accordingly, on May 6, 2003, Holding and Executive entered into a NONQUALIFIED STOCK OPTION AGREEMENT pursuant to which Holding granted to the Executive a nonqualified stock option to purchase an aggregate of 1,709,498 shares of Holding's common stock, par value $0.01 per share, on the terms and conditions set forth therein (the "May 6, 2003 Agreement");

         WHEREAS, Holding and Executive now agree that their initial assumption
- that the number of shares of its common stock representing one and one-half percent (1.5%) of the fully diluted equity of Holding would be 1,709,498 - was incorrect due to a mistaken assumption about the number of shares of Holding's common stock that would be issued;

         WHEREAS, Holding and Executive now agree that the number of shares of its common stock representing one and one-half percent (1.5%) of the fully diluted equity of Holding would actually be 1,557,760;

         WHEREAS, Holding and Executive therefore agree that of the 1,709,498 shares of Holding's common stock that were subject to the May 6, 2003 Agreement, 151,738 of said shares (the difference between 1,709,498 and 1,557,760) constitute excess shares that should not have been included in the May 6, 2003 Agreement (the "Excess Options");

         WHEREAS, the parties desire to enter into this AMENDMENT to the May 6, 2003 Agreement to: (a) correct the error set forth in their May 6, 2003 Agreement; (b) AMEND and MODIFY their May 6,

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2003 Agreement pursuant to Paragraph 18 thereof by, inter alia, setting forth the correct number of shares; and (c) cancel the 151,738 Excess Options.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto do hereby agree as follows:

1. Amendments. Pursuant to Paragraph 18 of the May 6, 2003 Agreement, the May 6, 2003 Agreement is hereby AMENDED and MODIFIED as follows:

         a. Paragraph 2 of the May 6, 2003 Agreement is amended by deleting the term "1,709,498" and replacing it with "1,557,760" as follows:

                  2. Grant. Holding hereby grants to the Executive, as of the date hereof (the "Grant Date"), a nonqualified stock option (the "Option") to purchase an aggregate of 1,557,760 shares of Holding's common stock, par value $0.01 per share ("Common Stock"), on the terms and conditions herein set forth.

         b. Paragraph 5 of the May 6, 2003 Agreement is amended by deleting the term "1,139,665" and replacing it with "1,038,507" and by deleting the term "569,833" and replacing it with "519,253" as follows:

                  5. Purchase Price. The purchase price with respect to 1,038,507 shares of the Common Stock covered by the Option (such shares, "Part A") shall be $10.00 per share. The purchase price with respect to 519,253 shares of the Common Stock covered by the Option (such shares, "Part B") shall be $20.00 per share.

         c. Paragraph 6 of the May 6, 2003 Agreement is amended by deleting the term "284,917" and replacing it with "259,627", by deleting the term "142,459" and replacing it with "129,814", by deleting the term "284,916" in the lines corresponding with May 6, 2005 and May 6, 2006 and replacing it with "259,627", by deleting the term "284,916" in the line corresponding with May 6, 2007 and replacing it with "259,626", and by deleting the term "142,458" wherever it appears and replacing it with "129,813", as follows:

                  6. Vesting/Exercisability. The Option shall become vested and exercisable in accordance with the following schedule of vesting dates, provided that the Executive is employed by Management or a subsidiary or affiliate thereof as of each such date. The Option may be exercised either for the total number of shares granted, or for less than the total number in multiples of 100 shares.

----------------------------------------------------------
Date First Vested
 and Exercisable                 Number of Shares
----------------------------------------------------------
   May 6, 2004         259,627 shares of Part A,
                       129,814 shares of Part B
----------------------------------------------------------
   May 6, 2005         259,627 shares of Part A,
                       129,813 shares of Part B
----------------------------------------------------------
   May 6, 2006         259,627 shares of Part A,
                       129,813 shares of Part B
----------------------------------------------------------
   May 6, 2007         259,626 shares of Part A,
                       129,813 shares of Part B
----------------------------------------------------------

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2.       Cancellation of Excess Options. Recognizing that Holding has already granted the Excess Options to the Executive in conjunction with the May 6, 2003 Agreement, it is the intent and agreement of the parties that this Amendment will be effected by a cancellation of the 151,738 Excess Options, effective on the date of this Amendment.

         IN WITNESS WHEREOF, Holding has caused this Agreement to be duly executed by its officer thereunder duly authorized and the Executive has hereunto set his hand, all as of the day and year first set forth above.

                                                KMART HOLDING CORPORATION

                                                /s/ Edward S. Lampert
                                                Name: Edward S. Lampert
                                                Title: Chairman of the Board

ACCEPTED:

The undersigned hereby acknowledges having read this AMENDMENT TO THE MAY 6, 2003 NONQUALIFIED STOCK OPTION AGREEMENT BETWEEN KMART HOLDING CORPORATION AND JULIAN C. DAY and hereby agrees to be bound by all provisions set forth herein.

                                               /s/ Julian C. Day

                                                                       EXECUTIVE